UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]    Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to §240.14a-12

AMERICAN BANCORP OF NEW JERSEY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:
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AMERICAN BANCORP OF NEW JERSEY, INC.
365 BROAD STREET
BLOOMFIELD, NEW JERSEY 07003
(973) 748-3600

January 22, 2007

Dear Fellow Shareholder:

             On behalf of the Board of Directors and management of American Bancorp of New Jersey, Inc., we cordially invite you to attend the 2007 Annual Meeting of Shareholders. The meeting will be held at 8:00 a.m. local time, on February 27, 2007, at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey.

             The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year and entertain your questions and comments.

             We encourage you to attend the meeting in person. Whether or not you plan to attend please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postage paid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

             Your Board of Directors and management are committed to the continued success of American Bancorp of New Jersey, Inc. and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely,

Fred G. Kowal
President and Chief Operating Officer

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AMERICAN BANCORP OF NEW JERSEY, INC.
365 BROAD STREET
BLOOMFIELD, NEW JERSEY 07003
(973) 748-3600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on February 27, 2007

             Notice is hereby given that the annual meeting of shareholders of American Bancorp of New Jersey, Inc. will be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on Tuesday, February 27, 2007, at 8:00 a.m. local time.

             A proxy card and a proxy statement for the annual meeting are enclosed.

             The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of two directors of American Bancorp of New Jersey, Inc. for four-year terms; and

Proposal 2.	Ratification of the appointment of Crowe Chizek and Company LLC, as American Bancorp of New Jersey Inc.'s independent auditors for the fiscal year ending September 30, 2007.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

             The Board of Directors has fixed the close of business on January 8, 2007, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

Richard M. Bzdek
Secretary

Bloomfield, New Jersey
January 22, 2007

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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AMERICAN BANCORP OF NEW JERSEY, INC.
365 BROAD STREET
BLOOMFIELD, NEW JERSEY 07003
(973) 748-3600

____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on February 27, 2007
____________________

             American Bancorp of New Jersey, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of American Bancorp of New Jersey, Inc. common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about January 22, 2007. Certain of the information provided herein relates to American Bank of New Jersey, a wholly owned subsidiary of American Bancorp of New Jersey, Inc. American Bank of New Jersey also may be referred to from time to time as the "Bank." References to "American Bancorp of New Jersey, Inc.," "Company," "we," "us" and "our" refer to American Bancorp of New Jersey, Inc. and, as the context requires, American Bank of New Jersey.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

             Our annual meeting will be held as follows:

Date:	Tuesday, February 27, 2007
Time:	8:00 a.m., local time
Place:	The Wilshire Grand Hotel 350 Pleasant Valley Way West Orange, New Jersey 07052

Matters to be Considered at the Annual Meeting.

             At the meeting, shareholders of American Bancorp of New Jersey, Inc. are being asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors of American Bancorp of New Jersey, Inc. for four-year terms; and

Proposal 2.	Ratification of the appointment of Crowe Chizek and Company LLC, as American Bancorp of New Jersey, Inc.'s independent auditors for the fiscal year ending September 30, 2007.

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The shareholders will also transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

             We have fixed the close of business on January 8, 2007, as the record date for shareholders entitled to notice of and to vote at the American Bancorp of New Jersey, Inc. annual meeting. Only holders of record of American Bancorp of New Jersey, Inc. common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of American Bancorp of New Jersey, Inc. common stock you own. On January 8, 2007, 13,107,469 shares of American Bancorp of New Jersey, Inc. common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

             If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

             We maintain an employee stock ownership plan ("ESOP") that owns approximately 8.6% of American Bancorp of New Jersey, Inc. common stock. Employees of American Bancorp of New Jersey, Inc. and its subsidiaries, including American Bank of New Jersey, participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of American Bancorp of New Jersey, Inc. common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of American Bancorp of New Jersey, Inc. common stock held in the ESOP but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee as directed by the administrator of the ESOP.

How Many Shares Must Be Present to Hold the Meeting?

             A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of American Bancorp of New Jersey, Inc. common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

             If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given

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unless the adjourned meeting is set to be held after March 29, 2007. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors.

             Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of American Bancorp of New Jersey, Inc. common stock. Pursuant to our Certificate of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of its director nominees.

Vote Required to Approve Proposal 2: Ratification of the Appointment of Our Independent Auditors.

             Ratification of the appointment of Crowe Chizek and Company LLC, as our independent auditors for the fiscal year ending September 30, 2007, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of American Bancorp of New Jersey, Inc. common stock. Abstentions and broker non-votes on the proposal to ratify the appointment of Crowe Chizek and Company LLC as our independent auditors, will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Crowe Chizek and Company LLC as our independent auditors for the fiscal year ending September 30, 2007.

How Do I Vote at the Annual Meeting?

             Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of American Bancorp of New Jersey, Inc. common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

             Voting instructions are included on your proxy card. Shares of American Bancorp of New Jersey, Inc. common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to American Bancorp of New Jersey, Inc. with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" ratification of the appointment of Crowe Chizek and Company LLC, as our independent auditors, for the fiscal year ending September 30, 2007. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

             You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

             You may revoke your proxy before it is voted by:

  submitting a new proxy with a later date;

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  notifying the Corporate Secretary of American Bancorp of New Jersey, Inc. in writing before the annual meeting that you have revoked your proxy; or
  voting in person at the annual meeting.

             If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

             We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

Beneficial Ownership of 5% or More Shareholders and Management

             The following table sets forth, as of the January 8, 2007 voting record date, information regarding share ownership of:

  those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of American Bancorp of New Jersey, Inc. common stock other than directors and executive officers;
  each director and director nominee of American Bancorp of New Jersey, Inc.;
  each executive officer of American Bancorp of New Jersey, Inc. named in the Summary Compensation Table appearing under "Executive Compensation" below; and
  all current directors and executive officers of American Bancorp of New Jersey, Inc. as a group.

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             The address of each of the beneficial owners, except where otherwise indicated, is the same address as American Bancorp of New Jersey, Inc. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after January 8, 2007, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding

Beneficial Owners of More Than 5% Other Than Directors and Named Executive Officers

American Bank of New Jersey Bank Employee Stock Ownership Plan Trust (the "ESOP")(2)	1,132,046	8.64%

Wellington Management Company, LLP 75 State Street Boston, MA 02109	829,200(3)	6.33%

Directors and Named Executive Officers
Robert A. Gaccione	96,114	0.73%
Joseph Kliminski	357,359	2.71%
Fred G. Kowal	122,803	0.94%
H. Joseph North	51,451	0.39%
Stanley Obal	73,359	0.56%
W. George Parker	245,344	1.87%
Vincent S. Rospond	191,930	1.46%
James W. Ward, III	247,414	1.89%
Richard M. Bzdek	198,979	1.51%
Eric B. Heyer	131,115	1.00%
Catherine M. Bringuier	118,574	0.90%
All directors and executive officers as a group (11 persons)(4)(5)	1,834,442	13.74%

_________________
(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(2)	These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of January 8, 2007, approximately 80,192 shares have been allocated to ESOP participants.
(3)	As reported by Wellington Management Company, LLP ("WMC") on a Schedule 13G filed on February 14, 2006 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. WMC reported shared voting power as to 708,700 shares and shared dispositive power as to all of the 829,200 shares covered by the report.
(4)	Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect.
(5)	Includes an aggregate of 246,460 shares underlying options exercisable or becoming exercisable within 60 days after January 8, 2007. As of January 8, 2007, each non-employee director had 14,927 options exercisable or becoming exercisable within 60 days after January 8, 2007. As of January 8, 2007, Officers Kliminski, Kowal, Bzdek, Heyer and Bringuier had 64,558, 0, 32,632, 29,854 and 29,854 options, respectively, exercisable or becoming exercisable within 60 days of January 8, 2007.

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Section 16(a) Beneficial Ownership Reporting Compliance

             Section 16(a) of the Securities Exchange Act of 1934 requires American Bancorp of New Jersey, Inc.'s directors and executive officers, and persons who own more than 10% of American Bancorp of New Jersey, Inc.'s common stock to report their initial ownership of American Bancorp of New Jersey, Inc.'s common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and American Bancorp of New Jersey, Inc. is required to disclose in this proxy statement any late filings or failures to file.

             American Bancorp of New Jersey, Inc. believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended September 30, 2006. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL 1

ELECTION OF DIRECTORS

             Our Board of Directors consists of eight members. Approximately one-fourth of the directors are elected annually to serve for a four-year period or until their respective successors are elected and qualified.

             The table below sets forth information regarding each director of American Bancorp of New Jersey, Inc. and each nominee for director, including his or her age, position on the board and term of office. The Board of Directors selects nominees for election as directors. Each of our nominees currently serves as American Bancorp of New Jersey, Inc. directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) held with American Bancorp of New Jersey, Inc.	Director Since	Term to Expire

		Director Nominees
Robert A. Gaccione	65	Director	2003	2007
James H. Ward, III	57	Vice Chairman of the Board	1991	2007

		Directors Continuing in Office
Fred G. Kowal	54	President, Chief Operating Officer and Director	2005	2008
Vincent S. Rospond	74	Director	1981	2008
Joseph Kliminski	63	Chief Executive Officer and Director	1986	2009
Stanley Obal	84	Director	1981	2009
H. Joseph North	74	Director	1991	2010
W. George Parker	81	Director	1967	2010

________________
(1) At January 8, 2007.

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             Set forth below is the principal occupation of each of the nominees for director and each director continuing in office of American Bancorp of New Jersey, Inc. All nominees and directors have held their present positions for at least five years unless otherwise indicated.

             Robert A. Gaccione has been a member of the Board since 2003. He has been a senior partner of the law firm of Gaccione, Pomaco & Malanga, P.C. in Belleville, New Jersey for thirty years. He is a former Federal Bureau of Investigation agent. Mr. Gaccione also serves as an Essex County Tax Board Commissioner. He served as a director of Franklin Community Bank, a commercial bank located in Nutley, New Jersey for three years. Mr. Gaccione is a member and the past president of the Belleville Rotary Club, is the president of the Clara Maass Foundation and is a member of the Belleville Foundation.

             James H. Ward, III has been a member of the Board since 1991 and Vice Chairman since 2003. From 1998 to 2000, he was the majority stockholder and Chief Operating Officer of Rylyn Group, which operated a restaurant in Indianapolis, Indiana. Prior to that, he was the majority stockholder and Chief Operating Officer of Ward and Company, an insurance agency in Springfield, New Jersey, where he was employed from 1968 to 1998. He is now a retired investor.

             Fred G. Kowal serves as President and Chief Operating Officer and has been a member of the Board since 2005. He joined the Bank in March 2005. Mr. Kowal was previously Chairman and Chief Executive Officer of Warwick Community Bancorp, Inc. until its merger into Provident Bancorp, Inc. in October 2004. He joined Warwick Community Bancorp, Inc. in 1999 and also served as Chairman of the Board of Directors of The Warwick Savings Bank and as Chairman of the Board, President and Chief Executive Officer of The Towne Center Bank, a de novo commercial bank formed by Warwick Community Bancorp, Inc. in 1999. Prior to joining Warwick, he served as Senior Vice President of First Union National Bank, where he worked for 16 years, and as Senior Vice President of PNC Bank.

             Vincent S. Rospond has been a member of the Board since 1981. He is an attorney and the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A. in Bloomfield, New Jersey. Rospond, Rospond & Conte serves as general counsel to the Bank. Mr. Rospond is the president and a trustee of United Way of Bloomfield, is a member and the former legal counsel of Bloomfield Chamber of Commerce, and was a member and the treasurer of North Jersey Manufacturer's & Businessmen Association. He is also a member of the Cornell Club of New Jersey, the Essex County Bar Association, the Newark Art Museum, the Bloomfield Music Federation and the New Jersey Bar Association.

             Joseph Kliminski serves as Chief Executive Officer and has been a member of the Board since 1986. He has been employed by the Bank since 1967 and became President and Chief Executive Officer in 1987. In 2005, Mr. Fred Kowal replaced Mr. Kliminski as President. Mr. Kliminski is a member and past president of the Bloomfield Lions Club, was previously president of the Advisory Board to the Bloomfield Town Council, chairman emeritus of the Bloomfield Education Foundation, and former chairman of the Deborah Hospital Children of the World Golf Tournament. Mr. Kliminski also serves on the Executive Committee of the Bloomfield Center Alliance, and is a member and former president of the Board of Trustees of the Bloomfield Public Library. He is also a former member of the Board of Governors of the New Jersey League of Community Bankers and past president of the Essex County Savings League.

             Stanley Obal has been a member of the Board since 1981. Mr. Obal retired in 1982 and was the owner of Obal's Inn, a tavern and restaurant in Bloomfield, New Jersey.

             H. Joseph North has been a member of the Board since 1991. Mr. North retired in 1987 as Town Administrator of Bloomfield, New Jersey after 20 years of service as the municipality's Chief Administrative Officer. Mr. North began his service to the Town of Bloomfield in 1958 as Town Clerk where his duties

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included that of Corporation Secretary to the Municipality and Executive Secretary to the Planning Board and Zoning Board of Adjustment. Mr. North is a past president and a lifetime member of the New Jersey Municipal Management Association and is a former member of the International City Management Association. Mr. North is also a former president of the Bloomfield Lions Club, Bloomfield Fifth Quarter Club and Bloomfield Tennis Federation and a former member of the Board of Trustees of Bloomfield College.

             W. George Parker has been a member of the Board since 1967 and Chairman since 1990. Prior to becoming Chairman of American Bank of New Jersey, Mr. Parker served as Chairman of the Board and CEO of the Cook & Dunn Paint Corporation for 20 years, retiring in 1995. During his tenure at Cook & Dunn Paint Corporation, he served as Northeast Regional Vice President of the National Paint Coatings Assn. located in Washington, D.C. He also served as Chairman and CEO of Ur-Cryl Polymer Corp. and Thibaut & Walker, suppliers to the chemical industry, for 12 and 20 years, respectively, retiring in 2005. Mr. Parker was the principal of Adco Chemical Company, serving as Chairman and CEO and divested the Corporation in 2005. He is a Senior Managing Director of a private equity fund.

BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Meetings

             The Board of Directors of American Bancorp of New Jersey, Inc. generally meets on a quarterly basis, holding additional special meetings as needed. During fiscal 2006 the Board of Directors of American Bancorp of New Jersey, Inc. held five meetings. Meetings of the Board of Directors of American Bank of New Jersey are generally held on a semi-monthly basis. No director of American Bancorp of New Jersey, Inc. attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

Director Independence

             Directors Gaccione, North, Obal, Parker, Rospond and Ward qualify as "independent" in accordance with the published listing requirements of the NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

Committees and Charters

             The Board of Directors of American Bancorp of New Jersey, Inc. has standing Audit, Compensation and Nominating Committees.

             Audit Committee. The Audit Committee is comprised of Directors Parker, North and Ward, each of whom is "independent" as that term is defined for audit committee members in the NASD Marketplace Rules. Each member of the Audit Committee is qualified under the rules of the NASDAQ Stock Market to serve as a member of the Audit Committee; however, none qualifies as an audit committee financial expert

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within the meaning of the regulations of the SEC. The Audit Committee is scheduled to meet at least quarterly and on an as-needed basis. In fiscal 2006, this committee met six times.

             The Audit Committee operates under a formal written charter adopted by the Board, a copy of which was attached to last year's Proxy Statement. The Audit Committee assists our Board in its oversight responsibility relating to the integrity of our financial statements and the financial reporting process, the systems of internal accounting and financial controls and compliance with legal and regulatory requirements. The Audit Committee, among other things:

  oversees the entire audit function for the Company, both internal and independent;
  hires, terminates and/or reappoints our independent auditors;
  ensures the existence of effective accounting and internal control systems;
  approves non-audit and audit services to be performed by the independent auditors;
  reviews and approves all related party transactions for potential conflict of interest situations; and
  reviews and assesses the adequacy of the Audit Committee charter on an annual basis.

             The report of the Audit Committee is set forth below under "Audit Committee Report."

             Compensation Committee. The Compensation Committee currently consists of Directors Gaccione, North, Obal, Parker, Rospond and Ward. The Compensation Committee met one time during fiscal year 2006. The Compensation Committee is responsible for:

  determining compensation to be paid to our executive officers and directors;
  overseeing the administration of our employee benefit plans covering employees generally; and
  reviewing our compensation policies and plans.

             The report of the Compensation Committee is set forth below under "Compensation Committee Report on Executive Compensation."

             Nominating Committee. The Nominating Committee is comprised of Directors Gaccione, Obal and Ward, each of whom is an independent director. This Committee met one time during fiscal 2006. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the annual meeting were recommended to the Board by the Nominating Committee.

             The Nominating Committee operates under a formal written charter adopted by the Board, a copy of which was attached to last year's Proxy Statement, under which the Nominating Committee has the following responsibilities:

  recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
  recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in our certificate of incorporation and bylaws

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  relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;
  review nominations submitted by shareholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of our certificate of incorporation and bylaws. Nominations from shareholders will be considered and evaluated using the same criteria as all other nominations;
  annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and
  perform any other duties or responsibilities expressly delegated to the Committee by the Board.

             Nominations must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article II, Section 15 of our bylaws. Shareholders may recommend candidates for consideration by the Nominating Committee by following the procedures set forth in Article II, Section 15. As noted above, shareholder recommended candidates will be considered and evaluated using the same criteria set forth above.

             Nominations from stockholders must be received by the Company in writing by at least 60 days prior to the anniversary date of the previous year's annual meeting. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Article III, Sections 15, 16, 17, 18 and 19 of the Company's Bylaws, which require that (i) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision or serve as an officer, director, advisor or consultant, or in any similar capacity for any other financial institution (including but not limited to a savings and loan association, bank, credit union, mortgage company or insurance company) that maintains an office in New Jersey; (ii) directors must be persons of good character and integrity and (iii) persons must reside within a 100 mile radius of a branch office of the Bank and own at least 2,500 shares of Company common stock.

             The good character and integrity requirement is embodied in Article III, Section 18, which states that a person is not eligible to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; or (3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency or (b) breached a fiduciary duty involving personal profit.

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             In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in Article II, Section 15 of our bylaws. This information includes the following:

(a)	as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such shareholder notice, and (iv) all information that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, including the proposed nominee's written consent to serve as a director, if elected; and

(b)	as to any other shareholders known by the nominating shareholder to be supporting such nominees (i) such shareholder's name and address, as they appear on the Company's books, and to the extent (ii) the class and number of shares of Company stock which are beneficially owned by such shareholder on the date of such shareholder notice.

             The foregoing description is a summary of our nominating process. Any shareholder wishing to nominate a candidate or recommend a nominee to our Nominating Committee for its consideration should review and must comply in full with the procedures set forth in our certificate of incorporation and bylaws, and New Jersey law.

Stockholder Communications with Directors

             Stockholders may communicate with the Board of Directors by writing to: James H. Ward, III, Independent Director, 365 Broad Street, Bloomfield, New Jersey 07003.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

             The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent American Bancorp of New Jersey, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

             The Audit Committee of American Bancorp of New Jersey, Inc. operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by American Bancorp of New Jersey, Inc.'s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with American Bancorp of New Jersey, Inc.'s independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of American Bancorp of New Jersey, Inc.'s internal controls, and the overall quality of American Bancorp of New Jersey, Inc.'s financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Relationship with Independent Auditors " below.

             American Bancorp of New Jersey, Inc.'s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

  The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2006 audited financial statements;
  The Audit Committee has discussed with the Company's independent auditors (Crowe Chizek and Company LLC) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;
  The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and
  Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2006 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

W. George Parker
H. Joseph North
James H. Ward, III

RELATIONSHIP WITH INDEPENDENT AUDITORS

             Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or

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to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services.

             All of the services listed below for 2006 and 2005 were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

(a)	Audit Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company's annual consolidated financial statements and review of the quarterly consolidated financial statements for the fiscal years ended September 30, 2006 and 2005 were $158,000 and $71,500, respectively.

(b)	Audit Related Fees. The aggregate fees billed by Crowe Chizek for assurance and related services related to the Company's Annual Report on Form 10-K for the years ended September 30, 2006 and 2005 were $8,000 and $8,000, respectively. For those same periods respectively, audit related fees billed by Crowe Chizek also included $3,000 for Form S-8 consent procedures and $102,195 for expenses related to the second step conversion and stock offering completed in October 2005.

(c)	Tax Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for tax preparation services for the years ended September 30, 2006 and 2005 were $11,000 and $10,250, respectively. Additional tax-related services billed by Crowe Chizek for the years ended September 30, 2006 and 2005 were $2,650 and $2,175, respectively. Such additional tax-related services consisted of billings for tax consultation services relating to the Company's change in tax year and related communications to tax authorities.

(d)	All Other Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $0 for both years ended September 30, 2006 and 2005.

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DIRECTOR COMPENSATION

             Director Fees. Directors are currently paid a fee of $500 per meeting for each regular and special meeting attended. Directors also receive an annual retainer of $2,500. No fees are paid for committee meetings other than audit committee meetings, for which directors receive a fee of $1,000 per meeting.

             Each director is also a director of American Bank of New Jersey and is paid $1,250 per meeting for each regular and special meeting of the Bank's Board attended. Bank directors also receive an annual retainer of $8,000.

             Directors who also serve as employees do not receive compensation as directors.

             Directors Consultation and Retirement Plan. The Directors Consultation and Retirement Plan provides retirement benefits to directors on their retirement date. "Retirement date" means the date of termination of service as a director following a participant's completion of not less than twelve years of service as a director, or not less than six years of service following a change in control; provided however, the retirement date with regard to directors serving as of August 27, 1996 who have completed not less than five years of service as of August 27, 1996 shall be the date of termination of service as a director without regard to whether the twelve years of service requirement has been fulfilled. Upon death or disability, a director shall be deemed to have terminated service as of that date.

             If a director agrees to become a consulting director to our board upon retirement, he will receive a monthly payment for life but in no event for less than 144 months, equal to 0.0833 times the highest aggregate annual fees paid (including retainer fees and regular board meeting fees) during the most recently completed three calendar year periods ending on or before the retirement date. In the event of a change in control, all directors will be presumed to have reached the retirement date and each director will receive a lump sum payment equal to the present value of future benefits payable.

             Restricted Stock Awards. During the year ended September 30, 2006, each non-employee director was awarded 17,924 shares of restricted stock under the 2006 Equity Incentive Plan. Restricted stock awards are earned at the rate of 20% one year after the date of grant and 20% annually thereafter during periods of service as an employee, director or director emeritus. All awards become immediately 100% vested upon death or disability or termination of service following a change in control.

             Stock Option Awards. During the year ended September 30, 2006, each non-employee director was awarded 36,132 options to purchase shares of common stock under the 2006 Equity Incentive Plan, at an exercise price equal to the fair market value of the common stock on the date of grant. These options are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter during continued service as an employee, director or director emeritus. Upon disability, death, or a change in control, these awards become 100% exercisable.

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EXECUTIVE COMPENSATION

Summary Compensation Table

             The following table sets forth the compensation awarded to or earned by the chief executive officer and certain other executive officers for the three fiscal years ended September 30, 2006. Mr. Kowal started his employment in March 2005.

		Annual Compensation(1)		Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Restricted Stock Awards ($)(2)	Securities Underlying Options/ SARs (#)	All Other Compensation
Joseph Kliminski Chief Executive Officer	2006	$258,750	$30,284	$906,182	158,979	$230,295(3)
	2005	256,730	70,038	338,031	164,899	231,973
	2004	250,000	---	---	---	188,101

Fred G. Kowal President and Chief Operating Officer	2006	$225,000	$27,031	$906,182	158,979	$ 24,569(5)
	2005	125,481(4)	---	---	---	---

Richard M. Bzdek Senior Vice President and Secretary	2006	$169,892	$19,311	$288,330	50,584	$ 58,475(6)
	2005	168,566	38,080	169,016	81,582	63,194
	2004	164,147	---	---	---	44,290

Eric B. Heyer Senior Vice President, Treasurer and Chief Financial Officer	2006	$153,812	$18,030	$411,894	72,262	$ 47,094(7)
	2005	148,904	32,318	154,940	74,639	46,747
	2004	145,000	---	---	---	32,617

Catherine M. Bringuier Senior Vice President and Chief Lending Officer	2006	$142,919	$17,717	$370,713	65,037	$ 43,786(8)
	2005	138,840	28,716	154,940	74,639	45,143
	2004	133,800	25,000	---	---	30,329

_______________
(1)	All compensation set forth in the table, other than awards under the 2005 Stock Option Plan and 2006 Equity Incentive Plan, was paid by the Bank.
(2)	Under the 2006 Equity Incentive Plan, shares of restricted stock were awarded during 2006 as follows: 78,867 shares to Mr. Kliminski, 78,867 shares to Mr. Kowal, 25,094 shares to Mr. Bzdek, 35,848 shares to Mr. Heyer and 32,264 shares to Ms. Bringuier. As of September 30, 2006, the combined values of the unvested restricted shares held by each officer for the 2005 and 2006 plans were as follows: Mr. Kliminski $1,408,479, Mr. Kowal $934,574, Mr. Bzdek $534,316, Mr. Heyer $642,009 and Ms. Bringuier $599,539.
(3)	For 2006, the amount reported for Mr. Kliminski as All Other Compensation consisted of: (i) an accrual of $177,617 under his executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan of $6,300, (iii) the award of shares under the ESOP valued at $29,743 based on the closing price on the date of award, and (iv) dividends on unvested restricted stock plan shares of $16,635.
(4)	Mr. Kowal's employment commenced in March 2005, thus information presented for him does not reflect a full year.
(5)	For 2006, the amount reported for Mr. Kowal as All Other Compensation consisted of: (i) an employer matching contribution to the 401(k) Plan of $2,326, (ii) the award of shares under the ESOP valued at $15,934 based on the closing price on the date of award, and (iii) dividends on unvested restricted stock plan shares of $6,309.
(6)	For 2006, the amount reported for Mr. Bzdek as All Other Compensation consisted of: (i) an accrual of $23,183 under his executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan of $5,542, (iii) the award of shares under the ESOP valued at $22,579 based on the closing price on the date of award, and (iv) dividends on unvested restricted stock plan shares of $7,171.
(7)	For 2006, the amount reported for Mr. Heyer as All Other Compensation consisted of: (i) an accrual of $13,410 under his executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan of $4,828, (iii) the award of shares under the ESOP valued at $21,255 based on the closing price on the date of award, and (iv) dividends on unvested restricted stock plan shares of $7,601.
(8)	For 2006, the amount reported for Ms. Bringuier as All Other Compensation consisted of: (i) an accrual of $12,161 under his executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan of $4,492, (iii) the award of shares under the ESOP valued at $19,819 based on the closing price on the date of award, and (iv) dividends on unvested restricted stock plan shares of $7,314.

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             The following table sets forth information concerning options granted under the 2006 Equity Incentive Plan and the 2005 Stock Option Plan during the year ended September 30, 2006.

Option Grants in 2006 Fiscal Year

Individual Grants

Name	Number of Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value(1)

Joseph Kliminski	158,979	31%	11.49	05/23/16	$336,145
Fred Kowal	158,979	31%	11.49	05/23/16	$336,145
Richard M. Bzdek	50,584	10%	11.49	05/23/16	$106,955
Eric B. Heyer	72,262	15%	11.49	05/23/16	$152,791
Catherine M. Bringuier	65,037	13%	11.49	05/23/16	$137,514

_______________
(1)	The dollar values listed in this column are based on the Black-Scholes option pricing model, using the following assumptions as of the grant date: (i) dividend yield of 1.39%; (ii) expected life of five years; (iii) expected stock price volatility of 11%; and (iv) risk-free interest rate of 4.91%.

Option Exercises and Values at September 30, 2006

             The following table sets forth information concerning options held as of September 30, 2006.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values
Name	Shares Acquired on Exercise	Value Realized	Number of Options at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of In-the-Money Options at Fiscal Year-End ($) Exercisable/Unexercisable

Joseph Kliminski	0	N/A	32,979 / 290,899	$166,544 / $723,428
Fred Kowal	0	N/A	0 / 158,979	0 / $57,232
Richard M. Bzdek	0	N/A	16,316 / 115,850	$82, 396 / $347,804
Eric B. Heyer	0	N/A	14,927 / 131,974	$75,381 / $327,560
Catherine M. Bringuier	0	N/A	14,927 / 124,749	$75,381 / $324,959

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             Set forth below is information as of September 30, 2006 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

EQUITY COMPENSATION PLAN INFORMATION

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	1,397,854	9.23	25,343(1)
Equity compensation plans not approved by security holders:
None	N/A	N/A	N/A

TOTAL	1,397,854	$9.23	25,343(1)

____________
(1)	Includes 6,249 shares of restricted stock that may be awarded under the Company's 2005 Restricted Stock Plan and options for 19,094 shares available under the Company's 2005 Stock Option Plan.

Employment Agreements

             The Bank has employment agreements with Mr. Kliminski, Mr. Kowal, Mr. Heyer and Ms. Bringuier. Mr. Kliminski's, Mr. Kowal's, Mr. Heyer's and Ms. Bringuier's current base salaries are $258,750, $225,000, $155,328 and $144,130, respectively. Mr. Kliminski's and Mr. Kowal's employment agreements have a term of three years, while Mr. Heyer's and Ms. Bringuier's agreements have a term of one year. Each of the agreements provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years, in the case of Mr. Kliminski and Mr. Kowal, and one year, in the case of Mr. Heyer and Ms. Bringuier. If the Bank terminates Mr. Kliminski or Mr. Kowal without "just cause" as defined in the agreement, they will be entitled to a continuation of their salary from the date of termination through the remaining term of their agreement, but in no event for a period of less than two years. If the Bank terminates Mr. Heyer or Ms. Bringuier without "just cause" as defined in the agreement, they will be entitled to a continuation of their salary and health and other benefits for one year for Mr. Heyer and Ms. Bringuier. Mr. Kliminski's and Mr. Kowal's employment agreements provide that if their employment is terminated without just cause within twenty-four months of a change in control, they will be paid an amount equal to 2.99 times their five-year average annual taxable compensation in a lump sum, subject to reduction for any "excess parachute payments" under the Internal Revenue Code. Mr. Heyer's and Ms. Bringuier's employment agreements provide that if their employment is terminated without just cause within twelve months of a change in control, they will be paid an amount equal to 2.0 times their five-year average annual taxable compensation in a lump sum, subject to reduction for any "excess parachute payments" under the Internal Revenue Code. If change in control payments had been made under the agreements as of September 30, 2006, the payments would have equaled approximately $844,317, $674,775, $304,330 and $281,245 to Mr. Kliminski, Mr. Kowal, Mr. Heyer and Ms. Bringuier, respectively.

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Executive Salary Continuation Agreements

             The Bank has implemented executive salary continuation agreements for the benefit of Officers Kliminski, Kowal, Bzdek, Heyer and Bringuier. The executive salary continuation agreements will provide benefits at age 65 that would be comparable to approximately 50% of Mr. Kliminski's average base salary based upon the average of the three highest out of the last five years of employment, 45% of average salary for Mr. Kowal, 40% of average salary for Mr. Heyer and 30% of average salary for Officers Bzdek and Bringuier. The benefits will be paid in equal monthly installments until the death of the participant. If a participant terminates employment prior to age 65, then the retirement benefit equals the then accrued balance of the participant's liability reserve account. Upon disability and termination of service, the participant will receive the then accrued balance of the participant's liability reserve account, and the benefit is payable either in a lump sum or in 180 monthly installments. Upon a change in control of the Bank, and the participant's termination, the participant will receive full retirement benefits beginning at age 65. As long as the agreement remains in effect, upon the death of a participant, the participant's beneficiary will be paid a death benefit under the terms of the Endorsement Method Split Dollar Life Insurance Agreement between the participant and the Bank. No benefits are payable under the agreements upon termination for cause.

             For fiscal 2006, we accrued $177,617 under Mr. Kliminski's executive salary continuation agreement, $23,183 under Mr. Bzdek's executive salary continuation agreement, $13,410 under Mr. Heyer's executive salary continuation agreement and $12,161 under Ms. Bringuier's executive salary continuation agreement. No amount was accrued under Mr. Kowal's agreement because it was adopted after the fiscal year end. These accruals reflect the scheduled accruals under the plan in order for the retirement benefit provided by the plan to be fully accrued at the expected retirement date. The amounts required to accrue the present value of the retirement benefit provided for each individual are based upon assumptions for discount rate, salary projections and life expectancy. These assumptions are reviewed at least annually and provide the basis upon which monthly benefit accruals are recorded. These accruals are generally recorded in equal amounts from month to month with changes made to these amounts as required by assumption changes.

Compensation Committee Report On Executive Compensation

             The Compensation Committee (the "Committee") has furnished the following report on executive compensation:

             The Compensation Committee of the Company (the "Compensation Committee") consists only of independent directors. The members of the Compensation Committee also serve on the Compensation Committee of the Bank. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report.

             The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer ("CEO"). The Compensation Committee determines salary levels for senior executives and other officers and amounts of cash bonuses to be distributed to those individuals, if and as appropriate. The Compensation Committee also determines awards under the Company's stock option plan and a restricted stock program.

             This report is submitted by the Compensation Committee to the Board of Directors of the Company to summarize the Compensation Committee's involvement in the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the Chief Executive Officer, Joseph Kliminski, in particular, during the fiscal year ended September 30, 2006.

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             General Policy. The executive compensation practices of the Company and the Bank are designed to reward and to provide an incentive for executives, based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures that include, but are not limited to, financial performance of the Company and competitive labor market conditions. Furthermore, qualitative factors such as overall job performance, leadership, teamwork, and community involvement are considered in compensation deliberations. The Compensation Committee utilizes publicly available information to gather information related to compensation practices for executive officers of financial services companies with assets of between $300 million and $800 million located in New Jersey and in the surrounding states of New York and Pennsylvania within approximately 100 miles of Bloomfield, New Jersey. The Compensation Committee has complete access to all necessary Company personnel records, financial reports, and other data.

             Components of Compensation. In evaluating executive compensation, the Compensation Committee concentrates on three fundamental components: salary, incentive bonus compensation and retirement income opportunity.

             Salary levels for senior executives and other officers are reviewed by the Compensation Committee on an annual basis. Salary levels reflect an individual's job responsibilities, experience and performance and the Compensation Committee's analysis of competitive marketplace conditions.

             In the past, incentive bonuses based upon the Bank's Management Incentive Plan ("MIP") have been used to provide cash distributions to executives. MIP compensation considers a variety of factors relating to Company and individual performance in calculating incentive compensation. The specific criteria upon which each MIP participant's awards are based is determined by the Committee. For the fiscal year ended September 30, 2006, the MIP provided bonuses to selected officers of the Bank based upon the Company's return on equity ("ROE") and other performance targets including net loan growth and net deposit growth.

             Another component of the executive compensation strategy of the Company and the Bank is the retirement income opportunity. Presently, such retirement income opportunity involves the Bank's 401K plan and the Bank's Employee Stock Ownership Plan (the "ESOP"). In addition, executive officers of the Bank participate in a Salary Continuation Plan that provides additional retirement income to senior executives of the Bank who retire after attainment of age 65. Such benefit is comprised of a life annuity calculated as a percentage of the average base salary paid during the highest three of the last five years of employment.

             In addition, during fiscal 2005 and 2006 the Company added stock-based incentive programs as a further enhancement to our retirement income opportunity and long-term compensation strategy. Through the use of such stock-based incentive programs, executives may receive stock options and restricted stock awards that will offer them the possibility of future compensation opportunity depending on the executive's continued employment with the Company and the Bank and the long-term price appreciation of the Company's Common Stock.

             Committee Review of Executive Compensation. In making its recommendations regarding executive compensation during the quarter ended December 31, 2005, the Compensation Committee was influenced by several positive factors. Primary among these were the financial performance of the Company and steps taken by the Company in executing its five year business plan and the significant role of the Company's executive officers in bringing it about. Additional accomplishments, less measurable in quantitative form but of equal importance to the Company and the Bank, included advances in strategic direction, strengthened internal controls, and regulatory compliance.

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             These factors were the basis upon which executive officer salary increases were awarded effective January 1, 2006.

             Compensation of the Chief Executive Officer. In assessing appropriate types and amounts of compensation for the CEO, the Board evaluates both corporate and individual performance. Corporate factors considered in such evaluation include, but are not limited to: return on average assets and average equity, the level of the efficiency ratio, and the market performance of the Common Stock. Individual factors include the CEO's initiative and implementation of successful growth and diversification strategies; maintenance of an effective management team; and various personal qualities, including leadership, commitment, and professional and community standing.

             After reviewing the Company's fiscal 2005 results, as well as his individual contributions, the Compensation Committee concluded that the CEO, Joseph Kliminski, consistently performed with the skill and diligence required by the Company. The Company generated earnings and business growth in accordance with the Company's budget and operating plans while significantly augmenting the executive management team with the hiring of Fred G. Kowal as President and Chief Operating Officer. The Board credited Mr. Kliminski for his leadership role in these accomplishments. In recognition of both Mr. Kliminski's accomplishments and Mr. Kowal's growing responsibilities as a senior executive role of the Company, the Compensation Committee maintained Mr. Kliminski's salary at $258,750 for calendar year ended December 31, 2006.

             During fiscal 2006, Mr. Kliminski was awarded an MIP bonus of $30,284 paid in the quarter ended December 31, 2005. The performance criteria for awards under the MIP for Joseph Kliminski included the Company's ROE, net loan growth and net deposit growth for the fiscal year ended September 30, 2005. The percentage of Mr. Kliminski's MIP attributable to each of these factors were 25% for ROE, 31% for net loan growth and 44% for net deposit growth.

             Report delivered by the Compensation Committee: Robert A. Gaccione, H. Joseph North, Stanley Obal, W. George Parker, Vincent S. Rospond and James H. Ward, III.

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Stock Performance Graph

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG AMERICAN BANCORP OF NEW JERSEY, NASDAQ MARKET INDEX AND SAVINGS & LOANS INDEX

DOLLARS
175
150
125
100
75
50
25
0
10/6/05
12/31/05
3/31/06
6/30/06
9/30/06
AMERICAN BANCORP OF NEW JERSEY
S&L INDEX
NASDAQ MARKET INDEX

	10/06/2005	12/30/2005	03/31/2006	06/30/2006	09/29/2006
AMERICAN BANCORP NEW JERSEY	100.00	98.03	108.31	118.35	118.34
S&L INDEX	100.00	105.84	109.36	114.01	115.16
NASDAQ MARKET INDEX	100.00	102.82	109.06	101.80	105.86

Compensation Committee Interlocks and Insider Participation

             The Compensation Committee during the year ended September 30, 2006 consisted of Directors Gaccione, North, Obal, Parker, Rospond and Ward. During the year ended September 30, 2006, the Company had no "interlocking" relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company. Directors Gaccione and Rospond had certain business relationships with the Company that are described under the caption "Certain Relationships and Related Transactions" in this Proxy Statement.

Certain Relationships and Related Transactions

             Other than as disclosed below, no directors, officers or their immediate family members were engaged in transactions with American Bancorp of New Jersey, Inc., American Bank of New Jersey or any

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subsidiary involving more than $60,000 (other than through a loan with the Bank) during the fiscal year ended September 30, 2006.

             Director Vincent S. Rospond is the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A., which serves as general counsel to American Bank of New Jersey and to which the Bank paid approximately $42,000 and $35,000 in legal fees during the year ended September 30, 2006 and 2005. In addition, the Bank engages this law firm in connection with residential loan closings, and fees paid by borrowers in loan closings handled by this law firm totaled approximately $27,000 and $30,000 during fiscal 2006 and 2005.

             Director Robert A. Gaccione is a senior partner of the law firm of Gaccione, Pomaco & Malanga, P.C. to which the Bank paid approximately $54,000 and $49,000 in legal fees during the years ended September 30, 2006 and 2005, respectively. In addition, the Bank engages this law firm in connection with commercial loan closings, and fees paid by borrowers in loan closings handled by this law firm totaled approximately $56,000 and $20,000 during fiscal 2006 and 2005, respectively.

             Management believes that the transactions described above were on terms at least as favorable to the Bank as it would have received in transactions with an unrelated party.

             The Bank makes loans to its officers, directors and employees in the ordinary course of business. The application fee is waived for mortgages to officers and employees on single-family owner-occupied homes or second homes. The Bank also reduces its application fee for mortgages on two- to four-family owner-occupied homes by the amount of the application fee for single family home mortgages and reduces its modification fee for one- to four-family owner-occupied home mortgages or second home mortgages by the amount of the application fee for single family home mortgages. Other than these application fee waivers and reductions to officers and employees, these loans are on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. These loans also do not include more than the normal risk of collectibility or present other unfavorable features.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT AUDITORS

             The Audit Committee has appointed Crowe Chizek and Company LLC, as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending September 30, 2007. In making its determination to appoint Crowe Chizek as the Company's independent auditors for the 2007 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Crowe Chizek, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of Crowe Chizek is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Crowe Chizek.

             A representative of Crowe Chizek is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

             THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

SHAREHOLDER PROPOSALS

             In order to be eligible for inclusion in American Bancorp of New Jersey, Inc.'s proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at American Bancorp of New Jersey, Inc.'s main office at 365 Broad Street, Bloomfield, New Jersey, no later than September 24, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than 60 days before the anniversary date of this annual meeting of shareholders.

OTHER MATTERS

             We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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REVOCABLE PROXY
AMERICAN BANCORP OF NEW JERSEY, INC.

PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 27, 2007
          The undersigned hereby appoints the members of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of American Bancorp of New Jersey, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on February 27, 2007, at 8:00 a.m. local time and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

		For	With- hold	For All Except
1.	The election as directors of all nominees listed below (except as marked to the contrary below).
Robert A. Gaccione James H. Ward, III
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

		For	Against	Abstain
2.	The ratification of the appointment of Crowe Chizek and Company LLC as auditors of American Bancorp of New Jersey, Inc. for the fiscal year ending September 30, 2007.
3.	Such other matters that may properly come before the Meeting or any adjournments thereof.
    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

    Should a director nominee be unable to serve as a director, an event that American Bancorp of New Jersey, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

AMERICAN BANCORP OF NEW JERSEY, INC.
          This Proxy may be revoked at any time before it is voted by delivering to the Secretary of American Bancorp of New Jersey, Inc., on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of American Bancorp of New Jersey, Inc. common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of not further force and effect.

          The undersigned acknowledges receipt from American Bancorp of New Jersey, Inc., prior to the execution of this Proxy, of the Notice of Annual Meeting, a Proxy Statement and American Bancorp of New Jersey, Inc.'s 2006 Annual Report to Shareholders.
          Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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